Exhibit 10.4

SIGMATEL, INC.

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Second Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of the 15th day of August, 2000, by and among SigmaTel, Inc., a Texas corporation (the “Company”), each of the persons listed on Exhibit “A” hereto (each as “Investor” and collectively the “Investors”), (each as “Investor” and collectively the “Investors”). Each Investor may sign a separate signature page to this Agreement, all of which together shall constitute one instrument. This Agreement amends, supercedes and replaces that certain “Amended and Restated Investors’ Rights Agreement,” dated August 6, 1999, among the Company, Battery Ventures V, L.P., Battery Ventures Convergence Fund, L.P., Battery Investment Partners V, L.L.C., (the three preceding entities are sometimes hereinafter collectively referred to as “Battery”), CTI Limited (“CTI”), VLSI Technology, Inc. (“VLSI”), Telesoft Partners IA, L.P. (“Telesoft “), and Hikari Tsushin, Inc. (“Hikari”) (the “First Amended and Restated Agreement”).

RECITALS

A. The Company and VLSI entered into that certain Stock Purchase and Investment Agreement dated as of July 12, 1996 (the “VLSI Purchase Agreement”) pursuant to which the Company granted to VLSI certain registration rights, information and other rights in connection with VLSI’s purchase of shares of Common Stock of the Company. The Company and VLSI terminated the VLSI Purchase Agreement as of July 1, 1997, the effective date of a Series A Preferred Stock Purchase Agreement (the “Series A Purchase Agreement”), pursuant to which the Company sold to Creative Technology, Ltd. (“Creative”) shares of the Company’s Series A Preferred Stock. As a condition to Creative’s obligations under the Series A Purchase Agreement, the Company, Creative, and VLSI entered into an “Investor’s Rights Agreement” dated July 1, 1997 (the “Original Agreement”) in order to provide Creative and/or VLSI with (i) certain rights to register shares of the Company’s Common Stock issuable upon conversion of the Series A Preferred Stock held by Creative, (ii) certain rights to receive or inspect information pertaining to the Company, (iii) certain rights to purchase additional shares of stock of the Company, and (iv) a right of first offer with respect to certain issuances by the Company of its securities. Creative subsequently assigned its shares of Series A Preferred Stock and its interest under the Original Agreement to CTI Limited, a corporation organized under the laws of Bermuda (“CTI”). Effective August 6, 1999, the Company and certain investors (the “Series F Investors”) entered into a Series F Preferred Stock Purchase Agreement (the “Series F Purchase Agreement”) pursuant to which each Series F Investor purchased from the Company shares of the Company’s Series F Preferred Stock. As a condition to the Series F Investors’ obligations under the Series F Purchase Agreement, the Company, CTI, VLSI and the Series F Investors entered into the First Amended and Restated Agreement effective August 6, 1999, which agreement (a) amended, superceded, and replaced the Original Agreement and (b) provided CTI, VLSI, and the Series F Investors with (i) certain rights to register shares of the Company’s Common Stock issuable upon conversion of the Series A, F, and/or G Preferred Stock held by the Investor, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities.

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B.    Effective of even date herewith, the Company and certain investors (the “Series H Investors”) have entered into or will enter into a Series H Preferred Stock Purchase Agreement (the “Series H Purchase Agreement”) pursuant to which each Series H Investor purchased or will purchase from the Company shares of the Company’s Series H Preferred Stock. The Company and the parties to the First Amended and Restated Agreement desire to induce the Series H Investors to purchase shares of Series H Preferred Stock pursuant to the Series H Purchase Agreement by agreeing to the terms and conditions set forth herein, which shall amend, supersede and replace in their entirety the terms and conditions contained in the First Amended and Restated Agreement, which is hereby terminated.

AGREEMENT

The parties hereby agree as follows:

1.    Registration Rights.    The Company and the Investors covenant and agree as follows:

1.1    Definitions.    For purposes of this Section 1:

(a)    The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the “Act”), and the declaration or ordering of effectiveness of such registration statement or document;

(b)    The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of Series A Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, or Series H Preferred Stock, (ii) any shares of Common Stock issued to an Investor (including shares issued or issuable upon the exercise or conversion of the Company’s securities held by an Investor), and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the stock referred to in (i), and (ii) above; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned in accordance with this Agreement. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or under-writer in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(c) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(d)    The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof;

(e)    The term “Form S-3” means such form under the Act as in effect on the date hereof or any successor form under the Act; and

(f)    The term “SEC” means the Securities and Exchange Commission.

(g)    The term “IPO” means the initial firm commitment underwritten offering of the Company’s Common Stock pursuant to a registration statement under the Act, with aggregate proceeds to the Company of at least $20 million at a public offering price of at least $5.00 per share (in the case of all classes and series of the Company’s stock other than the Series H Preferred Stock) or $7.50 per share (in the case of the Series H Preferred Stock only) (in any case, as adjusted for stock splits, stock dividends and like transactions.)

1.2    Request for Registration.

(a)    If the Company shall receive at any time after the earlier of (i) August 6, 2001 or (ii) 180 days after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $5,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 4.5.

(b)    If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the

Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c)    Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d)    In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i)    After the Company has effected two (2) registrations pursuant to this Section 1.2 (counting for these purposes only (i) registrations which have been declared or ordered effective and pursuant to which securities have been sold and (ii) registrations which have been withdrawn by the Holders (other than as a result of a material adverse change in the business or financial circumstances of the Company)); or

(ii)    If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below; or

(iii)    During the period starting with the date of filing of, and ending on the date one hundred eighty (180) days after the effective date of the registration statement pertaining to the IPO, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

1.3    Company Registration.  If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Act, or a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered) the Company shall, at such time, promptly give each Holder written notice of such registration at least fifteen (15) days prior to the filing of any such registration statement. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Company in accordance with Section 4.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

1.4    Form S-3 Registration.  In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 (or any successor form) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)    as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (1) if Form S-3 (or any successor form) is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, already effected at least five registrations on Form S-3 pursuant to this Section 1.4 (and each Holder has been presented the opportunity to participate in each of such registrations); or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in order to effect such registration, qualification or compliance.

(c)    Notwithstanding any other provision of this Section 1.4, if an underwriter advises the requesting Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then such Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of

Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(d)    Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5    Obligations of the Company.    Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)    Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

(b)    Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

(c)    Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)    Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)    In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)    Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)    Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h)    Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i)    Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.6    Furnish Information.    It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.7    Expenses of Registration

(a)    Demand Registration.    All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

(b)    Company Registration.    The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees relating or apportionable thereto, fees and disbursements for counsel to the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities.

(c)    Registration on Form S-3.    The Company shall bear and pay all expenses incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees, fees and disbursements for counsel to the Company, and the reasonable fees and disbursements of one (1) counsel for the selling Holders, but excluding any underwriters’ discounts or commissions associated with Registrable Securities.

1.8    Underwriting Requirements.    In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters). Notwithstanding any other provision of this Section 1.8 if the underwriters determine in their sole discretion and in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included or (ii) any securities held by a selling stockholder be included if any securities of a selling Holder are excluded. For purposes of the preceding parenthetical statement concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

1.9    Delay of Registration.    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10    Indemnification.    In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or Blue Sky law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities or Blue Sky law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b)    To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

(c)    Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d)    If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)    The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11    Reports Under Securities Exchange Act of 1934.    With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the

Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12    Assignment of Rights.    The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 500,000 shares (as adjusted to reflect stock splits, stock dividends or like transactions) of Registrable Securities (or all of such transferring Holder’s shares, if less), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and such assignee agrees to be bound by the terms and conditions of this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1. The foregoing limitation on transfers of rights hereunder with respect to minimum shares transferred shall not apply to transfers of rights to a partner, stockholder or affiliate of the transferor. For purposes of this Section 1, “affiliate” means an entity that controls, is controlled by or is under common control with such Holder and

“control” means ownership of more than fifty percent (50%) of the voting stock of the entity, or, in the case of a noncorporate entity, an equivalent interest.

1.13    Limitations on Subsequent Registration Rights.    From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would provide registration rights to such holder or prospective holder.

1.14    “Market Stand-Off” Agreement.    Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

(a)    such agreement shall be applicable only to the Company’s initial public offering; and

(b)    all officers and directors of the Company, all one-percent securityholders, all preferred stockholders, all founders, all employees with stock or stock options or their equivalents, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

Notwithstanding the foregoing, the obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

1.15    Termination of Registration Rights.    No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) three (3) years following the consummation of the Company’s IPO, (ii) such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Holder’s shares during a three (3)-month period without registration, or (iii) after the registration of such securities in accordance with the registration rights permitted hereunder.

2.     Covenants of the Company.

2.1	Delivery of Financial Statements.

(a)     The Company shall deliver to the Investors and to transferees of Registrable Securities, as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year (such statements to be consolidated to the extent the Company has subsidiaries), such year-end financial reports to be in reasonable detail, prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b)     The Company shall deliver to each Investor and to transferees of Registrable Securities, so long as any such person holds any shares of the Company’s Series A Preferred Stock or Series F Preferred Stock or at least 200,000 shares of Series H Preferred Stock;

(i)     as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter (such statements to include year-to-date information, where applicable, and will be consolidated to the extent the Company has subsidiaries);

(ii)     as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including pro forma balance sheets, income statements, sources and applications of funds and cash flow statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(iii)     with respect to the financial statements called for in subsection (b)(i) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so and the Investors are promptly notified of the change and its effects; and

(iv)     such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (e) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

2.2    Inspection.    The Company shall permit each of the Investors and any transferee who holds at least 500,000 shares (as adjusted for stock splits, stock dividends and like transactions) of Registrable Securities, at such Investor’s or holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor. The rights set forth in this Section 2.2 shall be exercised solely in furtherance of the proper interests of such holder as an investor in the Company, and any holder of shares exercising its rights of inspection hereunder, and its agents and representatives shall maintain the confidentiality of all financial and other confidential information of the Company acquired by them in exercising such rights.

2.3    Termination of Information and Inspection Covenants.    The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect upon the consummation of the Company’s IPO or when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, whichever event shall first occur.

2.4    Stock Vesting.    Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to five (5) year vesting as follows: (a) twenty percent (20%) of such stock shall vest at the end of the first year following the earlier of the date of issuance, and (b) eighty percent (80%) of such stock shall vest monthly over the remaining four (4) years.

2.5    Key Man Insurance.    The Company shall use its best efforts to continue to maintain key man insurance on Spence Jackson in the amount of at least Two Million Dollars ($2,000,000) with the Company designated as the beneficiary; provided, however, that the Company shall not be required to incur more than Ten Thousand Dollars ($10,000) per year in premium costs for key man insurance.

2.6    Termination.    The covenants of the Company contained in this Section 2 shall terminate upon the consummation of the Company’s IPO.

3.    Rights to Purchase Additional Shares.

3.1    Right of First Offer.    Subject to the terms and conditions specified in this Section 3.1, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 3.1, Investor includes any general partners and affiliates of a Investor. A Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the

Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

(a)    The Company shall deliver a notice by certified mail (“Notice”) to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b)    Within twenty days after delivery of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities or other rights to acquire securities of the Company then held, by such Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities). The Company shall promptly, in writing, inform each Investor that purchases all the shares available to it (each, a “Fully-Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10)-day period following receipt of such information (“Subsequent Notice Period”), each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities or other rights to acquire securities of the Company then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities).

(c)    The Company may, during the 30-day period following the expiration of the Subsequent Notice Period, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

(d)    The right of first offer in this Section 3.1 shall not be applicable to the issuance of (i) shares of capital stock issuable or issued to employees, consultants or directors of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company; (ii) shares of Common Stock or Preferred Stock issuable upon exercise, or conversion (as applicable) of options, warrants, convertible promissory notes, or other convertible securities outstanding as of the date of this Agreement, (iii) shares of Common Stock issued or issuable upon conversion of shares of any series of the Company’s Preferred Stock, (iv) shares of Common Stock issued or issuable in an underwritten public offering, (v) warrants, shares of capital stock or convertible securities issued to suppliers, distributors, customers, or other persons in similar commercial situations with the Company, the primary purpose of which is other than financing, provided that such issuance is unanimously approved by the Board of Directors, (vi) securities pursuant to stock splits, stock dividends, recapitalizations, or the like, (vii) securities issued pursuant to the acquisition of another business entity or business segment or any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity, provided that such acquisition is approved by the Board of Directors, (viii) warrants, shares of capital stock, convertible securities, promissory notes or other debt instruments of the Company issued by the Company in connection with any borrowings, direct or indirect, from financial institutions or other persons approved by the Board of Directors, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, and (ix) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person provided that such lease financing is approved by the Board of Directors.

(e)    The right of first offer under this Section 3.1 shall terminate upon the consummation of the Company’s IPO. Notwithstanding the foregoing, the right of first offer under this Section 3.1 shall terminate on: (i) solely with respect to the holders of Series F Preferred Stock, the date on which the number of outstanding shares of Series F Preferred Stock falls to 1,729,923 or lower, and (ii) solely with respect to the holders of Series H Preferred Stock, the date on which the number of outstanding shares of Series H Preferred Stock falls to 1,263,158 or lower.

(f)    The right of first offer under this Section 3.1 may be transferred to the same parties, subject to the same restrictions, as any transfer of registration rights pursuant to Section 1.12.

4.    Miscellaneous.

4.1    Successors and Assigns.    Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2    Governing Law.    This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

4.3    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.4    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5    Notices.    Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery,

when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth on signature pages hereto or as subsequently modified by written notice.

4.6    Expenses.    If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

4.7    Amendments and Waivers.    Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of two-thirds (2/3) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

4.8    Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.

4.9    Aggregation of Stock.    All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

4.10    Entire Agreement.    This Agreement, the Purchase Agreement, the exhibits attached thereto, and the other documents delivered pursuant thereto constitute the entire agreement between the parties hereto pertaining to the subject matter contained herein and therein, and supersedes and replaces in their entirety all other agreements or understandings between or among the parties hereto with respect to such specific subject matter, including, without limitation, the VLSI Purchase Agreement and the Shareholders’ Agreement dated July 12, 1996 between the Company and VLSI.

[Signature Pages Follow]

EXHIBIT “A”

Each of the following persons or entities is an “Investor” under this Agreement:

Chancellor V, L.P.

Chancellor V-A, L.P.

Citiventure 2000, L.P.

CTI Limited

CTI II Limited

Hock Leow

Craig and Suzanne McHugh

Mike Sullivan

Erika Rottenberg

Patrick Ang

Ng Keh Long

Low Ting Pong

Song Siow Hui

Low Chee Seng

Tan Hock Guan

Tang Kee Fei

Market Street Ventures, L.L.C.

MoFo 2000 L.P.

Battery Ventures V, L.P.

Battery Ventures Convergence Fund, L.P.

Battery Investment Partners V, L.L.C.

Telesoft Partners IA, L.P.

Hikari Tsushin, Inc.

Phillips Semiconductor (Successor in Interest to VLSI Technology, Inc.)

Fermat Enterprises, Ltd.

Silver Age International Limited

Hsiu-Miao Liu

ALPS International Co., Ltd.

Chun-Yi Huang

Chung-Bin Chu

Pao-Shu Chu

Magtec Electronics Corp.

Yung-Li Chen

Min-Hsiung Tung

Miao-Chuan Lin

Show-O Huang

Lih-Shin Shen

Shu-Fen Wu

Chien-Yi Lin

GCWF Investment Partners, II

(EXHIBIT “A” continued on next page)

EXHIBIT “A” - PAGE 2

BDIF

Taylor & Dunham, L.L.P.

Brian Long

Peter McManamon

Permalon Limited

Michael Brewster

Mark Sullivan

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:

SIGMATEL, INC.

By:	/s/ H. Spence Jackson

H. Spence Jackson, President

Address: 2700 Via Fortuna, Suite 500 Austin, Texas 78746

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

BATTERY VENTURES V, L.P.

By:

By: /s/ Kenneth P. Lawler
Printed Name: Kenneth P. Lawler
Title: General Partner

Address for Notice:
901 Mariner’s Island Blvd., #475 San Mateo, CA 94404 Attention: Ken Lawler Facsimile: (650) 372-3930

With a copy (which shall not constitute notice) to	Cooley Godward LLP 3000 Sand Hill Road Building 3, Suite 230 Menlo Park, CA 94025-7166 Attention: Mark Tanoury Facsimile: (650) 854-2691

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

BATTERY VENTURES CONVERGENCE FUND, L.P.

By:

By: /s/ Kenneth P. Lawler
Printed Name: Kenneth P. Lawler
Title: General Partner

Address for Notice:
901 Mariner’s Island Blvd., #475 San Mateo, CA 94404 Attention: Ken Lawler Facsimile: (650) 372-3930

With a copy (which shall not constitute notice) to	Cooley Godward LLP 3000 Sand Hill Road Building 3, Suite 230 Menlo Park, CA 94025-7166 Attention: Mark Tanoury Facsimile: (650) 854-2691

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

BATTERY INVESTMENT PARTNERS V, L.L.C.

By:

By: /s/ Kenneth P. Lawler
Printed Name: Kenneth P. Lawler
Title: General Partner

Address for Notice:
901 Mariner’s Island Blvd., #475 San Mateo, CA 94404 Attention: Ken Lawler Facsimile: (650) 372-3930

With a copy (which shall not constitute notice) to	Cooley Godward LLP 3000 Sand Hill Road Building 3, Suite 230 Menlo Park, CA 94025-7166 Attention: Mark Tanoury Facsimile: (650) 854-2691

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

CTI II Limited By: /s/ Ng Keh Long Printed Name: Ng Keh Long Title: Director

Address for Notice:	Unit 701A, 7th Floor, Energy Plaza 92 Granville Road, Tsimshatsui East, Kowloon, Hong Kong Attention: Mr. Ng Keh Long

with copies to	c/o Creative Technology Ltd. 31 International Business Park Creative Resource Singapore 609921 Attn: Legal Department

Creative Labs, Inc. 1901 McCarthy Boulevard Milpitas, California 95035 Attn: Erika Rottenberg

and:

With a copy (which shall not constitute notice) to	Morrison & Foerster, LLP 425 Market Street San Francisco, CA 94105 Attention: Gavin B. Grover Facsimile: (415) 268-7522

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

CTI Limited By: /s/ Ng Keh Long Printed Name: Ng Keh Long Title: Director

Address for Notice:	Unit 701A, 7th Floor, Energy Plaza 92 Granville Road, Tsimshatsui East, Kowloon, Hong Kong Attention: Mr. Ng Keh Long

with copies to	c/o Creative Technology Ltd. 31 International Business Park Creative Resource Singapore 609921 Attn: Legal Department

Creative Labs, Inc. 1901 McCarthy Boulevard Milpitas, California 95035 Attn: Erika Rottenberg

and:

With a copy (which shall not constitute notice) to	Morrison & Foerster, LLP 425 Market Street San Francisco, CA 94105 Attention: Gavin B. Grover Facsimile: (415) 268-7522

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

Telesoft Partners IA, L.P. By: TeleSoft IA-GP, Inc. Its: General Partner By: /s/ Arjun Gupta Arjun Gupta, President

Address for Notice:	1450 Fashion Island Blvd., Suite 610 San Mateo, CA 94404 Attention: Thomas P. Dennedy Facsimile: (650) 358-2501

With a copy (which shall not constitute notice) to	Brobeck, Phleger, & Harrison LLP 2 Embarcadero Place 2200 Gang Road Palo Alto, CA 94303 Facsimile: 650-496-2715 Attn: David Matearechiar

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

FERMAT ENTERPRISES, LTD.

By:	/s/ Wang Yi Ho

Its:	Director

Address: F5, 310 Chu-Kwang Rd. Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

SILVER AGE INTERNATIONAL LIMITED

By:	/s/ Tau-Chi Dang

Its:	Chairman

Address: F6, 310 Chu-Kwang Rd. Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

TAYLOR & DUNHAM, L.L.P.

By:	/s/ Donald R. Taylor

Its:	General Partner

Address: 327 Congress #600 Austin, TX

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Hsiu-Miao Liu
HSIU-MIAO LIU

Address: F6, 310 Chu-Kwang Rd. Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

ALPS INTERNATIONAL CO., LTD.

By:	/s/ Chen Lin Chung-Yu

Its:	Chairman

Address: F5, 310 Chu-Kwang Rd. Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Chun-Yi Huang
CHUN-YI HUANG

Address: 340 San-Ming Rd. Chang Hua, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Chung-Bin Chu
CHUNG-BIN CHU

Address: 7 Sin-Ann Rd. Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Pao-Shu Chu
PAO-SHU CHU

Address: 50, Alley 20, Lane 399, Sec. 3, Chung-Hwa E. Rd. Tai-Nan City, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

MAGTEC ELECTRONICS CORP.

By:	/s/ Kevin Chen

Its:	Kevin Chin, President

Address: 8F-4, 160, Sec. 6, Min-Chuan E. Rd. Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

CHANCELLOR V, L.P.

By:	/s/ Esfandiur Lohrasbpour

Its:	Managing Director

Address: 1166 Ave Office Americas New York, NY 10036

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

CHANCELLOR V-A, L.P.

By:	/s/ Esfandiur Lohrasbpour

Its:	Managing Director

Address: 1166 Ave Office Americas New York, NY 10036

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

CITIVENTURE 2000, L.P.

By:	/s/ Esfandiur Lohrasbpour

Its:	Managing Director

Address: 1166 Ave Office Americas New York, NY 10036

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

MARKET STREET VENTURES, L.L.C.

By:	[ILLEGIBLE]

Its:	Managing Member

Address:	c/o Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attn: Gavin Grover

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

BDIF

By: Jim Montgomery, P.C., managing partner

By:	/s/ James Montgomery

Address: 100 Congress, Ste 1440 Austin, TX 78701-4042

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

GCWF INVESTMENT PARTNERS, II

By:	[ILLEGIBLE]

Its:	Managing Partner

Address:	100 Congress, Ste 1440
Austin, TX 78746

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Yung-Li Chen
YUNG-LI CHEN

Address: 4F, 29, Lane 130, Sec. 2, Chung-Cheng Rd., Shu-Lin Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Min-Hsiung Tung
MIN-HSIUNG TUNG

Address: 3F, 2, Alley 13, Lane 142, Sec.2, Tai-Lin Rd. Tai-Shan Hsiang, Taipei Hsien, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Miao-Chuan Lin
MIAO-CHUAN LIN

Address: 3F, 12, Alley 15, Lane 71, Sec. 1, Shi-Pai Rd., Pei-Tou, Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Show-O Huang
SHOW-O HUANG

Address: 7F, 8, Alley 20, Lane 141, Kung-Nim St., Hsi-Chih City, Taipei Hsien, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Lih-Shin Shen
LIH-SHIN SHEN

Address: 15, Alley 3, Lane 179, Sec. 2, Nei-Hu Rd., Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Shu-Fen Wu
SHU-FEN WU

Address: 4F, 44, Alley 19, Lane 248, Sec. 3, Chung-Hsiao E. Rd., Taipei, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Chien-Yi Lin
CHIEN-YI LIN

Address: 21, Kiehshow Rd., Sanchung, Taipei Hsien, Taiwan

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Hock Leow
Hock Leow

Address: 330 Sherwood Way Maulo Park CA 94025

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Craig L McHugh
Craig and Suzanne McHugh

Address: 208 Miramon Tes Rd Woodside, CA 94062

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Mike Sullivan
Mike Sullivan

Address: PO Box 625 Center Harbor NH 03226 USA

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Erika Rottenberg
Erika Rottenberg

Address: 700 Arbor Rd Menlo Park CA 94025

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Patrick Ang
Patrick Ang

Address: 39330 Canyon Heights Dr. Fremont CA 94539

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Ng Keh Long
Ng Keh Long

Address: c/o Creative Technology Ltd.
31 International Business Park
Creative Resource
Singapore 609921

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Low Ting Pong
Low Ting Pong

Address:

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Song Siow Hui
Song Siow Hui

Address:

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Low Chee Seng
Low Chee Seng

Address:

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Tan Hock Guan
Tan Hock Guan

Address:	11 A Parry Avenue
Singapore 547239

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Tang Kee Fei
Tang Kee Fei

Address:

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Brian Long
Brian Long

Address: 30 Seafield Rd.
Clontare
Dublin 3, Ireland

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

MOFO 2000 L.P.

By:	[ILLEGIBLE]

Its:

Address:	c/o Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attn: Gavin Grover

SIGNATURE PAGE TO SIGMATEL INVESTORS’ RIGHTS AGREEMENT

/s/ Peter McManamon
Peter McManamon

Address: 32 Ashfield
Templeogue
Dublin GW

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PERMALON LIMITED

By:	/s/ Gethin James Taylor
Gethin James Taylor

Its:	Director

Address: Burleigh Manor, Peel Road
Douglas, Isle of Man, Imi Sep.

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/s/ Mark Sullivan
Mark Sullivan
Address: 222 Centre Ave., Apt 5D
New Rochelle, NY
10805

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/s/ Michael Brewster
Michael Brewster

Address: 62-10 Woodside Ave.
Woodside, NY 11377

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